Exhibit 99.2

April 30, 2015

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, OH 43228

RE:	Resignation

To Whom It May Concern:

By this letter, I hereby resign from (i) my office as Director of Intellinetics, Inc., a Nevada corporation (the “Company”), and (ii) my office as Director of Intellinetics, Inc., an Ohio corporation and subsidiary of the Company, such resignations to be effective of even date herewith. I shall continue my employment with the Company in all respects other than as set forth herein.

Sincerely,

/s/ Thomas D. Moss

Thomas D. Moss